                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 16, 2000



                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Missouri
                 (State or other jurisdiction of incorporation)


        1-11848                                    43-1627032
(Commission File Number)                (I.R.S. Employer Identification No.)



        1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039
               (Address of principal executive offices) (zip code)


                                 (636) 736-7000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On March 16, 2000, Reinsurance Group of America, Incorporated (the "Company") announced that its Board of Directors approved a stock repurchase program under which the Company may use up to $20 million to purchase outstanding shares of stock. The Company plans to use the repurchased shares to support the future exercise of options granted under its stock option plan. A copy of the press release issued by the Company relating to the repurchase program is filed as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  EXHIBITS.

         (c) The following exhibits are filed as part of this report on Form
8-K.

             Exhibit 99.1 Press Release issued by Reinsurance Group of America, Incorporated dated March 16, 2000, announcing the approval by the Board of Directors of a stock purchase program under which the Company may use up to $20 million to purchase outstanding shares of the Company's stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 20, 2000                  REINSURANCE GROUP  OF AMERICA,
                                       INCORPORATED

                                       By:  /s/ Jack B. Lay
                                       Name:  Jack B. Lay
                                       Title: Executive Vice President
                                              and Chief Financial Officer